Exhibit 99.1

ALTERRA CAPITAL REPORTS THIRD QUARTER 2012 RESULTS

Net Operating Income of $0.33 per Diluted Share

Diluted Book Value per Share Growth including Dividends of 3.6%

Year to Date Diluted Book Value per Share Growth including Dividends of 11.5%

HAMILTON, BERMUDA, November 6, 2012—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported net income of $37.7 million, or $0.38 per diluted share, for the third quarter of 2012, compared to net income of $48.4 million, or $0.46 per diluted share, for the same quarter of 2011.

Net operating income for the third quarter of 2012 was $32.1 million, or $0.33 per diluted share, compared to net operating income of $50.1 million, or $0.47 per diluted share, for the same quarter of 2011. Annualized net operating return on average shareholders’ equity for the third quarter of 2012 was 4.5%.

For the nine months ended September 30, 2012, Alterra reported net income of $195.6 million, or $1.93 per diluted share, compared to net income of $34.3 million, or $0.32 per diluted share, for the same period of 2011. Net operating income for the nine months ended September 30, 2012 was $168.8 million, or $1.67 per diluted share, compared to net operating income of $64.9 million, or $0.61 per diluted share, for the same period of 2011. Annualized net operating return on average shareholders’ equity for the nine months ended September 30, 2012 was 7.9%.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “Alterra’s third quarter results reflect a fundamentally sound quarter, notwithstanding negative impacts from crop and storm losses. We’ve seen continued growth in book value per share contributing to an 11.5% growth in diluted book value per share including dividends, since December 31, 2011.

“Premium rates continue to firm at a measured pace but with variation across product lines. We believe our diversified underwriting strategy, by both product line and geography, positions us well to capture favorable underwriting opportunities as they arise, even as we continue to limit our exposure in lines that we think are inadequately priced.

“The investment environment remains challenging, given the global market conditions all firms are confronting. We continue to search for higher yielding opportunities without compromising the overall quality of our portfolio, in addition to actively managing our capital positions,” Mr. Becker concluded.

Third quarter 2012 results for Alterra include:

•	Property and casualty gross premiums written of $385.5 million, which is unchanged compared to the same quarter of 2011;

•

Net premiums written of $262.1 million, representing a decrease of $32.6 million, or 11.1%, compared to the same quarter of 2011. This decrease reflects increased property reinsurance premiums ceded in order to manage aggregate property exposures across all segments, partially offset by growth in gross premiums written in the global insurance and U.S. insurance segments;

•	A combined ratio on property and casualty business of 99.9%, compared to 87.7% for the same quarter of 2011;

•

Significant property catastrophe event net losses of $15.0 million, net of reinstatement premiums, principally within the U.S. insurance segment, compared to net losses of $42.1 million, net of reinstatement premiums, in the same quarter of 2011. A smaller proportion of 2012’s property losses fell within the attritional loss ratio, contributing to a higher combined ratio in 2012;

•	Net underwriting losses of $22.5 million on agriculture reinsurance, net of premiums and acquisition costs earned;

•	Net favorable development on prior years’ loss reserves of $22.7 million, or 6.8 combined ratio points, compared to $31.7 million, or 9.2 combined ratio points, in the same quarter of 2011;

•	Net investment income of $53.5 million, compared to $60.3 million in the same quarter of 2011, a decrease of 11.3%; and

•	Income of $6.8 million from New Point Re IV Limited, a sidecar in which Alterra has an indirect 34.8% equity interest, consisting of fees and equity share earnings.

Gross premiums written and net premiums written from property and casualty underwriting for the third quarter of 2012 are shown in the following table, with the increase/decrease compared to the same quarter of 2011:

Segment ($ in millions)	GPW	% Inc/(Dec)	NPW	% Inc/(Dec)	Combined Ratio
Global Insurance	$81.6	11.4%	$37.5	5.0%	86.3%
Reinsurance	172.8	(5.3)%	142.5	(14.5)%	86.5%
U.S. Insurance	88.0	3.7%	47.9	(11.7)%	129.7%
Alterra at Lloyd’s	43.1	(3.9)%	34.2	(10.1)%	131.4%

Total	$385.5	—%	$262.1	(11.1)%	99.9%

Results for the nine months ended September 30, 2012 include:

•	Property and casualty gross premiums written of $1,612.2 million, representing an increase of $36.3 million, or 2.3%, compared to the same period of 2011;

•

Net premiums written of $1,074.6 million, representing a decrease of $136.6 million, or 11.3%, compared to the same period of 2011. This decrease reflects increased property reinsurance premiums ceded in order to manage aggregate property exposures across all segments, and a decrease in net premiums written on the contract binding business in the U.S. insurance segment resulting from the sale of the renewal rights for this business in 2011;

•	A combined ratio on property and casualty business of 92.9%, compared to 98.4% for the same period of 2011;

•	Significant property catastrophe event net losses of $15.0 million, net of reinstatement premiums, compared to net losses of $197.9 million, net of reinstatement premiums, in the same period of 2011;

•	Net underwriting losses of $22.5 million on agriculture reinsurance, net of premiums and acquisition costs earned;

•	Net favorable development on prior years’ loss reserves of $53.8 million, or 5.3 combined ratio points, compared to $110.4 million, or 10.3 combined ratio points, in the same period of 2011;

•	Net investment income of $166.9 million, compared to $177.8 million in the same period of 2011, a decrease of 6.1%; and

•	Income of $23.4 million from New Point Re IV Limited consisting of fees and equity share earnings.

Gross premiums written and net premiums written from property and casualty underwriting for the nine months ended September 30, 2012 are shown in the following table, with the increase/decrease compared to the same period of 2011:

Segment ($ in millions)	GPW	% Inc/(Dec)	NPW	% Inc/(Dec)	Combined Ratio
Global Insurance	$273.7	2.1%	$133.0	(2.8)%	66.8%
Reinsurance	772.8	(4.6)%	612.5	(16.0)%	88.5%
U.S. Insurance	304.5	11.8%	142.4	(18.8)%	110.0%
Alterra at Lloyd’s	261.2	16.0%	186.7	9.6%	115.2%

Total	$1,612.2	2.3%	$1,074.6	(11.3)%	92.9%

With the total impact and ramifications of Hurricane Sandy unclear, it is too early for Alterra to make a reliable estimate of losses for this event. However, the social and economic loss has already shown itself to be meaningful. In accordance with Alterra’s normal practice, a loss estimate will be released once more information is available.

Balance Sheet

Total invested assets, including cash and cash equivalents, were $7,970.9 million as of September 30, 2012, an increase of $156.2 million from December 31, 2011. As of September 30, 2012, 96.3% of the fixed maturities portfolio (by carrying value) was investment-grade, an increase from 94.4% as of December 31, 2011. As of September 30, 2012, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.21%, and the weighted average duration was 4.4 years.

Under a Board-approved share repurchase authorization, Alterra repurchased 921,707 common shares during the third quarter of 2012 at an average price of $23.11 per share for a total of $21.3 million. Share repurchases under the Board-approved share repurchase authorization for the nine months ended September 30, 2012 were 6,626,684 common shares at an average price of $23.03 per share for a total of $152.6 million. As of September 30, 2012, $201.7 million remained under the Board-approved share repurchase authorization.

Shareholders’ equity was $2,923.2 million as of September 30, 2012, an increase of 4.1% from December 31, 2011. Diluted book value per share as of September 30, 2012 was $29.57. Including dividends declared, diluted book value per share growth for the third quarter of 2012 was 3.6%, and was 11.5% for the nine months ended September 30, 2012. Not included in shareholders’ equity as of September 30, 2012 were $194.8 million of unrecognized gains on held-to-maturity securities, which represented $1.97 in unrecognized diluted book value per share.

A copy of Alterra’s third quarter financial supplement is available on Alterra’s website at www.alterracap.com.

Alterra will host a conference call on Wednesday, November 7, 2012 at 11:00 am (EDT) to discuss these results and related matters. The conference call can be accessed via telephone by dialing 1-866-700-7173 (toll-free U.S.) or 1-617-213-8838 (international) and using access code 15493660. A live broadcast of the conference call will also be available through Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities and property and casualty insurers.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income, net operating income per diluted share, annualized net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for measures determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This release includes forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. In particular, statements regarding future rate movements are forward looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting Alterra’s future results, please refer to the most recent reports on Form 10-K and Form 10-Q and other documents filed by Alterra with the SEC. Alterra undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2012	December 31, 2011
	(Unaudited)
ASSETS
Cash and cash equivalents	$405,809	$469,477
Fixed maturities, trading, at fair value	376,498	229,206
Fixed maturities, available for sale, at fair value	5,728,640	5,501,925
Fixed maturities, held to maturity, at amortized cost (fair value $1,032,100)	837,348	874,259
Other investments	376,870	286,515
Restricted cash and cash equivalents	245,747	453,367
Accrued interest income	65,236	71,322
Premiums receivable	872,948	715,154
Losses and benefits recoverable from reinsurers	1,149,684	1,068,119
Deferred acquisition costs	166,128	145,850
Prepaid reinsurance premiums	303,171	212,238
Trades pending settlement	77,802	22,887
Goodwill and intangible assets	55,371	56,111
Other assets	72,758	79,417

Total assets	$10,734,010	$10,185,847

LIABILITIES
Property and casualty losses	$4,460,045	$4,216,538
Life and annuity benefits	1,148,317	1,190,697
Deposit liabilities	139,518	151,035
Funds withheld from reinsurers	93,190	112,469
Unearned property and casualty premiums	1,192,203	1,020,639
Reinsurance balances payable	214,202	134,354
Accounts payable and accrued expenses	93,810	110,380
Trades pending settlement	29,022	—
Senior notes	440,527	440,500

Total liabilities	7,810,834	7,376,612

SHAREHOLDERS’ EQUITY

Common shares (par value $1.00 per share); 95,985,461 (2011—102,101,950) shares issued and outstanding	95,985	102,102
Additional paid-in capital	1,715,748	1,847,034
Accumulated other comprehensive income	265,232	166,957
Retained earnings	846,211	693,142

Total shareholders’ equity	2,923,176	2,809,235

Total liabilities and shareholders’ equity	$10,734,010	$10,185,847

Book value per share	$30.45	$27.51

Diluted book value per share	$29.57	$26.91

Diluted tangible book value per share [a]	$29.01	$26.37

Diluted shares outstanding	98,850,961	104,406,779

[a]	Non-GAAP financial measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
REVENUES
Gross premiums written	$386,228	$386,328	$1,614,415	$1,578,083
Reinsurance premiums ceded	(123,477)	(90,891)	(537,818)	(364,874)

Net premiums written	$262,751	$295,437	$1,076,597	$1,213,209

Earned premiums	$483,222	$452,931	$1,457,928	$1,385,201
Earned premiums ceded	(150,584)	(105,889)	(436,337)	(309,331)

Net premiums earned	332,638	347,042	1,021,591	1,075,870
Net investment income	53,518	60,335	166,925	177,766
Net realized and unrealized gains (losses) on investments	20,436	(7,972)	59,410	(32,564)
Total other-than-temporary impairment losses	(522)	(692)	(6,409)	(2,003)
Portion of loss recognized in other comprehensive income (loss), before taxes	(70)	(169)	(122)	(240)

Net impairment losses recognized in earnings	(592)	(861)	(6,531)	(2,243)
Other income	1,586	1,473	8,876	3,379

Total revenues	407,586	400,017	1,250,271	1,222,208

LOSSES AND EXPENSES
Net losses and loss expenses	228,529	198,521	631,322	714,060
Claims and policy benefits	11,838	14,538	38,576	44,818
Acquisition costs	61,923	61,434	183,818	196,722
Interest expense	9,026	11,303	27,289	30,392
Net foreign exchange (gains) losses	(82)	(147)	(89)	2,065
General and administrative expenses	57,515	61,555	176,374	202,417

Total losses and expenses	368,749	347,204	1,057,290	1,190,474

INCOME BEFORE TAXES	38,837	52,813	192,981	31,734
Income tax expense (benefit)	1,185	4,427	(2,635)	(2,600)

NET INCOME	37,652	48,386	195,616	34,334

Holding gains on available for sale securities arising in period [a]	57,314	66,329	117,251	97,610
Net realized gains on available for sale securities included in net income [a]	(3,083)	(4,958)	(22,809)	(8,076)
Portion of other-than-temporary impairment losses recognized in other comprehensive income [a]	70	169	122	240
Foreign currency translation adjustment	8,702	(20,733)	3,711	(15,695)

Other comprehensive income	63,003	40,807	98,275	74,079

COMPREHENSIVE INCOME	$100,655	$89,193	$293,891	$108,413

Net income per share	$0.39	$0.46	$1.98	$0.32

Net income per diluted share	$0.38	$0.46	$1.93	$0.32

Net operating income per diluted share [b]	$0.33	$0.47	$1.67	$0.61

Weighted average common shares outstanding—basic	95,791,466	104,830,300	98,785,999	105,866,771

Weighted average common shares outstanding—diluted	98,610,267	105,665,282	101,252,927	107,092,882

[a]	Net of tax.
[b]	Non-GAAP financial measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30,
	2012	2011
Common shares
Balance, beginning of period	$102,102	$110,963
Issuance of common shares, net	765	1,384
Repurchase of shares	(6,882)	(8,023)

Balance, end of period	95,985	104,324

Additional paid-in capital
Balance, beginning of period	1,847,034	2,026,045
Issuance of common shares, net	2,483	632
Stock based compensation expense	18,005	28,014
Repurchase of shares	(151,774)	(163,928)

Balance, end of period	1,715,748	1,890,763

Accumulated other comprehensive income
Unrealized holdings gains on investments:
Balance, beginning of period	204,301	118,197
Holding gains on available for sale fixed maturities arising in period, net of tax	117,251	97,610
Net realized gains on available for sale securities included in net income, net of tax	(22,809)	(8,076)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of tax	122	240

Balance, end of period	298,865	207,971

Cumulative foreign currency translation adjustment:
Balance, beginning of period	(37,344)	(19,251)
Foreign currency translation adjustment	3,711	(15,695)

Balance, end of period	(33,633)	(34,946)

Total accumulated other comprehensive income, end of period	265,232	173,025

Retained earnings
Balance, beginning of period	693,142	682,316
Net income	195,616	34,334
Dividends	(42,547)	(40,024)

Balance, end of period	846,211	676,626

Total shareholders’ equity	$2,923,176	$2,844,738

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Nine Months Ended September 30,
	2012	2011
OPERATING ACTIVITIES
Net income	$195,616	$34,334
Adjustments to reconcile net income to net cash provided by operating activities:
Stock based compensation	18,005	28,014
Amortization of premium on fixed maturities	23,282	15,383
Accretion of deposit liabilities	2,430	4,245
Net realized and unrealized (gains) losses on investments	(59,410)	32,564
Net impairment losses recognized in earnings	6,531	2,243
Changes in:
Accrued interest income	6,127	4,370
Premiums receivable	(154,967)	(188,751)
Losses and benefits recoverable from reinsurers	(77,861)	(123,268)
Deferred acquisition costs	(19,764)	(54,495)
Prepaid reinsurance premiums	(90,053)	(65,156)
Other assets	(513)	5,652
Property and casualty losses	231,665	293,119
Life and annuity benefits	(35,517)	(47,023)
Funds withheld from reinsurers	(19,279)	3,524
Unearned property and casualty premiums	168,203	244,206
Reinsurance balances payable	79,739	75,643
Accounts payable and accrued expenses	(16,996)	10,871

Cash provided by operating activities	257,238	275,475

INVESTING ACTIVITIES
Purchases of available for sale securities	(1,701,243)	(1,929,474)
Sales of available for sale securities	754,150	1,126,984
Redemptions/maturities of available for sale securities	852,480	660,245
Purchases of trading securities	(358,770)	(50,971)
Sales of trading securities	194,355	24,563
Redemptions/maturities of trading securities	27,219	44,231
Purchases of held to maturity securities	—	(2,580)
Redemptions/maturities of held to maturity securities	28,667	18,251
Net (purchases) sales of other investments	(121,706)	27,353
Dividends from equity method investments	8,694	—
Change in restricted cash and cash equivalents	207,620	(98,165)

Cash used in investing activities	(108,534)	(179,563)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	3,248	2,016
Repurchase of common shares	(158,656)	(171,951)
Dividends paid	(42,317)	(39,894)
Additions to deposit liabilities	8,725	334
Payments of deposit liabilities	(22,672)	(5,056)

Cash used in financing activities	(211,672)	(214,551)

Effect of exchange rate changes on foreign currency cash and cash equivalents	(700)	(15,157)
Net decrease in cash and cash equivalents	(63,668)	(133,796)
Cash and cash equivalents, beginning of period	469,477	561,694

CASH AND CASH EQUIVALENTS, END OF PERIOD	$405,809	$427,898

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Interest paid totaled $25,138 and $25,320 for the nine months ended September 30, 2012 and 2011, respectively.

Income taxes paid totaled $7,013 and $172 for the nine months ended September 30, 2012 and 2011, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA—THREE MONTHS ENDED SEPTEMBER 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated
Gross premiums written	$81,627	$88,006	$172,796	$43,074	$385,503	$725	$—	$386,228
Reinsurance premiums ceded	(44,157)	(40,083)	(30,318)	(8,835)	(123,393)	(84)	—	(123,477)

Net premiums written	$37,470	$47,923	$142,478	$34,239	$262,110	$641	$—	$262,751

Earned premiums	$92,526	$100,187	$223,231	$66,553	$482,497	$725	$—	$483,222
Earned premiums ceded	(48,392)	(52,222)	(36,446)	(13,440)	(150,500)	(84)	—	(150,584)

Net premiums earned	44,134	47,965	186,785	53,113	331,997	641	—	332,638
Net losses and loss expenses	(31,631)	(46,489)	(98,067)	(52,342)	(228,529)	—	—	(228,529)
Claims and policy benefits	—	—	—	—	—	(11,838)	—	(11,838)
Acquisition costs	(124)	(4,404)	(47,159)	(10,104)	(61,791)	(132)	—	(61,923)
General and administrative expenses	(6,328)	(11,337)	(16,259)	(7,342)	(41,266)	(74)	—	(41,340)
Other income	—	—	1,560	1	1,561	—	—	1,561

Underwriting income (loss)	$6,051	$(14,265)	$26,860	$(16,674)	$1,972	n/a	—	n/a
Net investment income						13,224	40,294	53,518
Net realized and unrealized gains on investments							20,436	20,436
Net impairment losses recognized in earnings							(592)	(592)
Corporate other income							25	25
Interest expense							(9,026)	(9,026)
Net foreign exchange gains							82	82
Corporate general and administrative expenses							(16,175)	(16,175)

Income before taxes						$1,821	$35,044	$38,837

Loss ratio (a)	71.7%	96.9%	52.5%	98.5%	68.8%
Acquisition cost ratio (b)	0.3%	9.2%	25.2%	19.0%	18.6%
General and administrative expense ratio (c)	14.3%	23.6%	8.7%	13.8%	12.4%

Combined ratio (d)	86.3%	129.7%	86.5%	131.4%	99.9%

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA—NINE MONTHS ENDED SEPTEMBER 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated
Gross premiums written	$273,674	$304,474	$772,823	$261,225	$1,612,196	$2,219	$—	$1,614,415
Reinsurance premiums ceded	(140,632)	(162,101)	(160,335)	(74,493)	(537,561)	(257)	—	(537,818)

Net premiums written	$133,042	$142,373	$612,488	$186,732	$1,074,635	$1,962	$—	$1,076,597

Earned premiums	$279,432	$296,728	$670,767	$208,782	$1,455,709	$2,219	$—	$1,457,928
Earned premiums ceded	(140,892)	(137,168)	(101,423)	(56,597)	(436,080)	(257)	—	(436,337)

Net premiums earned	138,540	159,560	569,344	152,185	1,019,629	1,962	—	1,021,591
Net losses and loss expenses	(72,437)	(121,386)	(313,452)	(124,047)	(631,322)	—	—	(631,322)
Claims and policy benefits	—	—	—	—	—	(38,576)	—	(38,576)
Acquisition costs	(422)	(18,269)	(137,739)	(26,981)	(183,411)	(407)	—	(183,818)
General and administrative expenses	(19,722)	(35,809)	(52,631)	(24,293)	(132,455)	(227)	—	(132,682)
Other income	816	81	7,896	8	8,801	—	—	8,801

Underwriting income (loss)	$46,775	$(15,823)	$73,418	$(23,128)	$81,242	n/a	—	n/a
Net investment income						41,466	125,459	166,925
Net realized and unrealized gains on investments							59,410	59,410
Net impairment losses recognized in earnings							(6,531)	(6,531)
Corporate other income							75	75
Interest expense							(27,289)	(27,289)
Net foreign exchange gains							89	89
Corporate general and administrative expenses							(43,692)	(43,692)

Income before taxes						$4,218	$107,521	$192,981

Loss ratio (a)	52.3%	76.1%	55.1%	81.5%	61.9%
Acquisition cost ratio (b)	0.3%	11.4%	24.2%	17.7%	18.0%
General and administrative expense ratio (c)	14.2%	22.4%	9.2%	16.0%	13.0%

Combined ratio (d)	66.8%	110.0%	88.5%	115.2%	92.9%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
(c)	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
(d)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

n/a Not applicable

Percentage totals may not add due to rounding.

Segment Re-presentation

Effective July 1, 2012, the Company redefined its reporting segments by combining the reinsurance and Latin America segments into a single reinsurance segment. The Latin America segment comprised reinsurance business written for clients in Latin America through the Company’s Rio de Janeiro, Bogota and Buenos Aires offices. This business will now be combined with and reported as part of the reinsurance segment. Segment disclosures for comparative periods have been re-presented to reflect this change.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA—THREE MONTHS ENDED SEPTEMBER 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated
Gross premiums written	$73,297	$84,858	$182,535	$44,816	$385,506	$822	$—	$386,328
Reinsurance premiums ceded	(37,625)	(30,579)	(15,874)	(6,723)	(90,801)	(90)	—	(90,891)

Net premiums written	$35,672	$54,279	$166,661	$38,093	$294,705	$732	$—	$295,437

Earned premiums	$93,467	$83,279	$224,829	$50,534	$452,109	$822	$—	$452,931
Earned premiums ceded	(48,456)	(28,004)	(18,489)	(10,850)	(105,799)	(90)	—	(105,889)

Net premiums earned	45,011	55,275	206,340	39,684	346,310	732	—	347,042
Net losses and loss expenses	(21,288)	(36,002)	(116,769)	(24,462)	(198,521)	—	—	(198,521)
Claims and policy benefits	—	—	—	—	—	(14,538)	—	(14,538)
Acquisition costs	748	(9,669)	(46,138)	(6,230)	(61,289)	(145)	—	(61,434)
General and administrative expenses	(6,699)	(10,228)	(18,901)	(8,007)	(43,835)	(145)	—	(43,980)
Other income	—	58	777	(27)	808	(8)	—	800

Underwriting income (loss)	$17,772	$(566)	$25,309	$958	$43,473	n/a	—	n/a
Net investment income						12,131	48,204	60,335
Net realized and unrealized losses on investments						(6,407)	(1,565)	(7,972)
Net impairment losses recognized in earnings							(861)	(861)
Corporate other income							673	673
Interest expense							(11,303)	(11,303)
Net foreign exchange gains							147	147
Corporate general and administrative expenses							(17,575)	(17,575)

(Loss) income before taxes						$(8,380)	$17,720	$52,813

Loss ratio (a)	47.3%	65.1%	56.6%	61.6%	57.3%
Acquisition cost ratio (b)	(1.7)%	17.5%	22.4%	15.7%	17.7%
General and administrative expense ratio (c)	14.9%	18.5%	9.2%	20.2%	12.7%

Combined ratio (d)	60.5%	101.1%	88.1%	97.5%	87.7%

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA—NINE MONTHS ENDED SEPTEMBER 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Total	Life & Annuity Reinsurance	Corporate	Consolidated
Gross premiums written	$268,101	$272,417	$810,244	$225,134	$1,575,896	$2,187	$—	$1,578,083
Reinsurance premiums ceded	(131,282)	(97,123)	(81,438)	(54,820)	(364,663)	(211)	—	(364,874)

Net premiums written	$136,819	$175,294	$728,806	$170,314	$1,211,233	$1,976	$—	$1,213,209

Earned premiums	$273,010	$246,993	$691,196	$171,815	$1,383,014	$2,187	$—	$1,385,201
Earned premiums ceded	(132,521)	(79,640)	(50,989)	(45,970)	(309,120)	(211)	—	(309,331)

Net premiums earned	140,489	167,353	640,207	125,845	1,073,894	1,976	—	1,075,870
Net losses and loss expenses	(76,601)	(108,429)	(435,053)	(93,977)	(714,060)	—	—	(714,060)
Claims and policy benefits	—	—	—	—	—	(44,818)	—	(44,818)
Acquisition costs	1,601	(28,055)	(141,014)	(28,828)	(196,296)	(426)	—	(196,722)
General and administrative expenses	(21,425)	(32,872)	(68,329)	(24,033)	(146,659)	(581)	—	(147,240)
Other income	814	195	1,325	353	2,687	(31)	—	2,656

Underwriting income (loss)	$44,878	$(1,808)	$(2,864)	$(20,640)	$19,566	n/a	—	n/a
Net investment income						37,019	140,747	177,766
Net realized and unrealized losses on investments						(4,899)	(27,665)	(32,564)
Net impairment losses recognized in earnings							(2,243)	(2,243)
Corporate other income							723	723
Interest expense							(30,392)	(30,392)
Net foreign exchange losses							(2,065)	(2,065)
Corporate general and administrative expenses							(55,177)	(55,177)

(Loss) income before taxes						$(11,760)	$23,928	$31,734

Loss ratio (a)	54.5%	64.8%	68.0%	74.7%	66.5%
Acquisition cost ratio (b)	(1.1)%	16.8%	22.0%	22.9%	18.3%
General and administrative expense ratio (c)	15.3%	19.6%	10.7%	19.1%	13.7%

Combined ratio (d)	68.6%	101.2%	100.7%	116.7%	98.4%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
(c)	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
(d)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

n/a Not applicable

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA—NINE MONTHS ENDED SEPTEMBER 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

		Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
		Gross Premiums Written	Percentage of Total Gross Premiums Written	Movement on Prior Year Period	Gross Premiums Written [a]	Percentage of Total Gross Premiums Written [a]
Property & Casualty:
Global Insurance:
Aviation	S	$11,252	0.7%	(6.0)%	$11,966	0.8%
Excess Liability	L	80,367	5.0%	4.0%	77,301	4.9%
Professional Liability	L	120,431	7.5%	2.5%	117,521	7.4%
Property	S	61,624	3.8%	0.5%	61,313	3.9%

		273,674	17.0%	2.1%	268,101	17.0%
U.S. Insurance:
General/Excess Liability	L	76,590	4.7%	4.9%	73,036	4.6%
Marine	S	79,168	4.9%	22.4%	64,687	4.1%
Professional Liability	L	41,526	2.6%	46.0%	28,449	1.8%
Property	S	107,190	6.6%	0.9%	106,245	6.7%

		304,474	18.9%	11.8%	272,417	17.3%
Reinsurance:
Agriculture	S	23,379	1.4%	(23.3)%	30,496	1.9%
Auto	S	42,593	2.6%	(45.3)%	77,812	4.9%
Aviation	S	27,801	1.7%	77.6%	15,654	1.0%
Credit/Surety	S	58,134	3.6%	68.8%	34,446	2.2%
General Casualty	L	49,763	3.1%	(19.1)%	61,522	3.9%
Marine & Energy	S	23,264	1.4%	12.9%	20,605	1.3%
Medical Malpractice	L	24,946	1.5%	(30.1)%	35,672	2.3%
Other	S	4,104	0.3%	26.2%	3,252	0.2%
Professional Liability	L	131,289	8.1%	(5.6)%	139,023	8.8%
Property	S	347,019	21.5%	5.1%	330,146	20.9%
Whole Account	S/L	4,478	0.3%	(86.6)%	33,392	2.1%
Workers’ Compensation	L	36,053	2.2%	27.7%	28,224	1.8%

		772,823	47.9%	(4.6)%	810,244	51.3%
Alterra at Lloyd’s:
Accident & Health	S	35,256	2.2%	12.1%	31,447	2.0%
Agriculture	S	18,355	1.1%	n/m	—	—
Aviation	S	8,620	0.5%	11.8%	7,707	0.5%
Financial Institutions	L	18,870	1.2%	(1.0)%	19,068	1.2%
International Casualty	L	63,784	4.0%	27.7%	49,955	3.2%
Marine	S	7,022	0.4%	n/m	—	—
Professional Liability	L	17,539	1.1%	(6.8)%	18,828	1.2%
Property	S	91,779	5.7%	(6.5)%	98,129	6.2%

		261,225	16.2%	16.0%	225,134	14.3%

Aggregate Property & Casualty		$1,612,196	99.9%	2.3%	$1,575,896	99.9%

Life & Annuity:
Annuity		$—	—	n/m	$1,131	0.1%
Life		2,219	0.1%	110.1%	1,056	0.1%

Aggregate Life & Annuity		$2,219	0.1%	1.5%	$2,187	0.1%

Aggregate Property & Casualty and Life & Annuity		$1,614,415	100.0%	2.3%	$1,578,083	100.0%

S = Short tail lines		$948,799	58.9%		$910,601	57.8%
L = Long tail lines		663,397	41.1%		665,295	42.2%

Aggregate Property & Casualty		$1,612,196			$1,575,896

Property [b]		$607,612	37.7%		$595,833	37.8%
Casualty [c]		661,158	41.0%		648,599	41.2%
Specialty [d]		343,426	21.3%		331,464	21.0%

Aggregate Property & Casualty		$1,612,196			$1,575,896

[a]	Comparative period has been re-presented to conform with the current period’s presentation.
[b]	Property includes property lines of business.
[c]	Casualty includes excess liability, financial institutions, general liability, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[d]	Specialty includes accident & health, agriculture, auto, aviation, credit, energy, marine, other, surety and whole account lines of business.

Percentage totals may not add due to rounding.

n/m Not meaningful.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (UNAUDITED)

Net Operating Income and Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income before tax	$38,837	$52,813	$192,981	$31,734
Net realized and unrealized (gains) losses on investments not included in operating income, before tax [a]	(6,348)	1,164	(28,076)	28,427
Foreign exchange (gains) losses, before tax	(82)	(147)	(89)	2,065

Net operating income before tax	$32,407	$53,830	$164,816	$62,226

Net income	$37,652	$48,386	$195,616	$34,334
Net realized and unrealized (gains) losses on investments not included in operating income, net of tax [a]	(5,465)	1,807	(26,732)	29,120
Foreign exchange (gains) losses, net of tax	(54)	(111)	(68)	1,461

Net operating income	$32,133	$50,082	$168,816	$64,915

Net income per diluted share	$0.38	$0.46	$1.93	$0.32
Net realized and unrealized (gains) losses on investments not included in operating income, net of tax [a]	(0.06)	0.02	(0.26)	0.27
Foreign exchange losses, net of tax	—	—	—	0.01

Net operating income per diluted share	$0.33	$0.47	$1.67	$0.61

Weighted average shares outstanding—basic	95,791,466	104,830,300	98,785,999	105,866,771

Weighted average shares outstanding—diluted	98,610,267	105,665,282	101,252,927	107,092,882

[a]	Net realized and unrealized (gains) losses on investments not included in operating income includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments in run-off and changes in fair value of derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income	$37,652	$48,386	$195,616	$34,334
Annualized net income	150,608	193,544	260,821	45,779
Net operating income	$32,133	$50,082	$168,816	$64,915
Annualized net operating income	128,532	200,328	225,088	86,553
Average shareholders’ equity [b]	$2,887,456	$2,818,210	$2,856,401	$2,799,260
Annualized return on average shareholders’ equity	5.2%	6.9%	9.1%	1.6%
Annualized net operating return on average shareholders’ equity	4.5%	7.1%	7.9%	3.1%

[b]	Average shareholders equity is computed as the average of the quarterly average shareholders’ equity balances.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	September 30, 2012	December 31, 2011
Shareholders’ equity	$2,923,176	$2,809,235
Goodwill and intangible assets	55,371	56,111

Tangible book value	$2,867,805	$2,753,124

Diluted shares outstanding	98,850,961	104,406,779
Diluted tangible book value per share	$29.01	$26.37

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA—SEPTEMBER 30, 2012 (UNAUDITED)

(Expressed in thousands of United States Dollars)

Type of Investment	As of September 30, 2012	Investment Distribution	As of December 31, 2011	Investment Distribution
Cash and cash equivalents (restricted and unrestricted)	$651,556	8.2%	$922,844	11.8%

U.S. government and agencies	$811,788	10.2%	$751,806	9.6%
Non—U.S. governments	240,463	3.0%	164,621	2.1%
Corporate securities	2,673,789	33.5%	2,646,358	33.9%
Municipal securities	270,501	3.4%	263,007	3.4%
Asset—backed securities	354,739	4.5%	247,965	3.2%
Residential mortgage—backed securities	1,310,149	16.4%	1,296,277	16.6%
Commercial mortgage—backed securities	443,709	5.6%	361,097	4.6%

Fixed maturities at fair value	$6,105,138	76.6%	$5,731,131	73.3%

U.S. government and agencies	$27,627	0.3%	$29,201	0.4%
Non—U.S. governments	516,673	6.5%	524,449	6.7%
Corporate securities	292,392	3.7%	319,609	4.1%
Asset—backed securities	656	—	1,000	—

Fixed maturities at amortized cost	$837,348	10.5%	$874,259	11.2%

Other investments	$376,870	4.7%	$286,515	3.7%

Total invested assets	$7,970,912	100.0%	$7,814,749	100.0%

Credit Rating	As of September 30, 2012	Ratings Distribution	As of December 31, 2011	Ratings Distribution
U.S. government and agencies [a]	$2,084,315	30.0%	$1,869,405	28.3%
AAA	1,203,508	17.3%	948,861	14.4%
AA	757,361	10.9%	883,783	13.4%
A	1,480,920	21.3%	1,378,361	20.9%
BBB	321,374	4.6%	281,983	4.3%
BB	67,285	1.0%	84,803	1.3%
B	140,223	2.0%	131,159	2.0%
CCC or lower	33,576	0.5%	53,157	0.8%
Not rated	16,576	0.2%	99,619	1.5%

Fixed maturities at fair value	$6,105,138	87.9%	$5,731,131	86.8%

U.S. government and agencies	$27,627	0.4%	$29,201	0.4%
AAA	583,187	8.4%	619,832	9.4%
AA	92,473	1.3%	82,511	1.2%
A	101,119	1.5%	117,600	1.8%
BBB	30,567	0.4%	24,117	0.4%
BB	2,375	—	998	—

Fixed maturities at amortized cost	$837,348	12.1%	$874,259	13.2%

Total fixed maturities	$6,942,486	100.0%	$6,605,390	100.0%

[a] Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,272,527 (December 31, 2011: $1,117,599)

Percentage totals may not add due to rounding.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net investment income	$53,518	$60,335	$166,925	$177,766

Realized and unrealized gains on trading fixed maturities	3,621	1,663	5,274	1,268
Net realized gains on available for sale fixed maturities	3,087	6,097	22,836	9,520
Increase (decrease) in fair value of hedge funds	8,245	(7,668)	9,030	(6,380)
Decrease in fair value of catastrophe bonds	—	—	—	(25,641)
Increase (decrease) in fair value of structured deposit	1,003	(2,007)	713	(1,957)
Income from equity method investments	5,167	579	15,677	422
(Decrease) increase in fair value of derivatives	(687)	(6,636)	5,880	(9,796)

Net realized and unrealized gains (losses) on investments	$20,436	$(7,972)	$59,410	$(32,564)

Net impairment losses recognized in earnings	$(592)	$(861)	$(6,531)	$(2,243)

Contacts

Investors:

Susan Spivak Bernstein, 1-212-898-6640

Senior Vice President

susan.spivak@alterra-bm.com

Press:

Kekst and Company

Peter Hill, 1-212-521-4800

peter-hill@kekst.com